                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

         Preliminary proxy statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement
[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Tellabs, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                                      - 0 -
(2)      Form, schedule or registration statement no.:
                                     DEF 14A
(3)      Filing party:
                                  Tellabs, Inc.
(4)      Date filed:
                                 March 14, 2001

TELLABS, INC., 4951 INDIANA AVENUE, LISLE, ILLINOIS 60532-1698
--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
TO BE HELD APRIL 24, 2001
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of Tellabs, Inc., a Delaware corporation, will be held on Tuesday, April 24, 2001, at 2 p.m. local time, at the Wyndham Hotel (formerly the Radisson Hotel Lisle/Naperville), 3000 Warrenville Road, Lisle, Illinois 60532, for the following purposes:

1. To elect three directors to serve until the 2004 Annual Meeting of Stockholders;

2.       To approve the 2001 Stock Option Plan; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 26, 2001, as the record date for the meeting, and only stockholders of record at that time are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope.

By Order of the Board of Directors,


Carol Coghlan Gavin
Secretary

March 14, 2001


WE URGE YOU TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY (1) CALLING THE TOLL-FREE NUMBER (1.800.690.6903), (2) ACCESSING THE INTERNET WEB-SITE AT www.proxyvote.com, OR (3) SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD.



[TELLABS LOGO](R)
--------------------------------------------------------------------------------
Tellabs, Inc., 4951 Indiana Avenue, Lisle, Illinois 60532-1698

--------------------------------------------------------------------------------
PROXY STATEMENT
--------------------------------------------------------------------------------

Tellabs, Inc.
4951 Indiana Avenue
Lisle, Illinois 60532-1698

The enclosed proxy is solicited by the Board of Directors of Tellabs, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at 2 p.m. on Tuesday, April 24, 2001.

         Only stockholders of record as of the close of business on February 26, 2001, will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had 408,911,493 shares of common stock outstanding.

         Stockholders are entitled to one vote for each share held. Any proxy given may be revoked by a stockholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the meeting who expresses a desire to vote his or her shares in person. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted (i) FOR the election of directors; and (ii) FOR the approval of the 2001 Stock Option Plan.

         Votes cast in person or by proxy at the Annual Meeting of Stockholders will be tabulated by the inspectors of election appointed for the meeting who will determine whether a quorum, a majority of the shares entitled to be voted, is present. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of the election of directors or the other proposal. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby with respect to the election of directors or with respect to the other proposal and does not otherwise authorize the voting of such shares, such shares, or "non-votes," will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered to be present and entitled to vote with respect to the election of directors or the other proposal. Assuming a quorum is present, the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be necessary for a nominee to be elected as a director; abstentions and shares for which authority to vote is not given will thus have no effect on the election of directors. Shares cannot be voted for more than three nominees; there is no right to cumulative voting. Approval of the 2001 Stock Option Plan requires the favorable vote of a majority of the shares present and entitled to vote at the meeting; therefore, abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

         A notice of annual meeting of stockholders, proxy statement and proxy will be provided to each participant in the Tellabs Advantage Program. Pursuant to the Advantage Program, each participant is a "named fiduciary" entitled to direct the trustee with respect to voting (i) the shares of common stock allocated to the participant's accounts; (ii) a proportion of the shares allocated to accounts of participants who do not return voting instructions to the trustee; and (iii) all unallocated shares. Subject to its fiduciary duties, the trustee will vote allocated shares in accordance with the instructions received and will vote shares with respect to which no instructions are received and all unallocated shares in the same proportions as the shares with respect to which instructions are received. Advantage Program participants should return the proxy as provided therein. Pursuant to the Advantage Program, the trustee will not disclose the directions set forth on any individual proxy to the Company or its directors or officers, except as may otherwise be required by law.

         A copy of the Annual Report of the Company for the fiscal year ended December 29, 2000, accompanies this proxy statement. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to stockholders is March 14, 2001.

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The Company has three classes of directors, with staggered terms, with the members of each class serving a three-year term. At this Annual Meeting, the terms of the Class III directors will expire.

         The three nominees for Class III director are Michael J. Birck, John J. Goossens and Frederick A. Krehbiel. Mr. Goossens has been elected by the Board of Directors to fill a newly created Class III director position. These persons have been nominated for election to three-year terms expiring in 2004 or until their successors are elected and qualified. Unless otherwise instructed by the stockholder, it is intended that the shares represented by the enclosed proxy will be voted for the nominees named below, each of whom has been selected by the Board of Directors. Class I and Class II directors will continue in office for the remainder of their terms.

         Management is not aware of any other proposed nominees for directors. Although management anticipates that all of the nominees will be able to serve, if any nominee is unable to serve at the time of the meeting, the proxy will be voted for a substitute nominee nominated by the Nominating Committee of the Board of Directors and selected by the Board of Directors.

                                                                           PRINCIPAL OCCUPATION OR EMPLOYMENT              DIRECTOR
NAME                                                     AGE                       FOR PAST FIVE YEARS                       SINCE
NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 2004

Michael J. Birck                                          63     Chairman of the Board, since 2000, President and Chief       1975
                                                                 Executive Officer, 1974-2000, Tellabs, Inc.

John J. Goossens                                          56     President and Chief Executive Officer, since 1995,            -
                                                                 Belgacom (telecommunications service provider);
                                                                 Chairman, President and Chief Executive Officer,
                                                                 1990-1995, Alcatel Bell Telephone (telecommunications
                                                                 equipment supplier)

Frederick A. Krehbiel                                     59     Co-Chief Executive Officer and Co-Chairman of the Board,     1985
                                                                 since 1999, Chief Executive Officer, 1988-1999, Chairman
                                                                 of the Board, 1993-1999, Molex Incorporated (electrical
                                                                 components manufacturer)

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2002

Brian J. Jackman                                          59     President, Global Systems and Technology, since 1998,        1993
                                                                 President, 1993-1998, Tellabs Operations, Inc.;
                                                                 Executive Vice President, since 1990, Tellabs, Inc.

Stephanie Pace Marshall, Ph.D.                            55     President, since 1986, Illinois Mathematics and Science      1996
                                                                 Academy

William F. Souders                                        72     Chairman and Chief Executive Officer (retired), Emery        1990
                                                                 Air Freight Corporation (air freight carrier); formerly
                                                                 Executive Vice President and Director, Xerox Corporation
                                                                 (business machines and systems)
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2003

Peter A. Guglielmi                                        58     Executive Vice President, 1990-2001 (retired), Chief         1993
                                                                 Financial Officer and Treasurer, 1988-2000, Tellabs,
                                                                 Inc.; President, 1993-1997, Tellabs International, Inc.

Richard C. Notebaert                                      53     President and Chief Executive Officer, since 2000,           2000
                                                                 Tellabs, Inc.;  Chairman, 1999 (retired), Chairman,
                                                                 Chief Executive Officer and President, 1994 - 1999,
                                                                 Ameritech Corporation (telecommunications service
                                                                 provider)

                                                                           PRINCIPAL OCCUPATION OR EMPLOYMENT              DIRECTOR
NAME                                                     AGE                       FOR PAST FIVE YEARS                       SINCE
Jan H. Suwinski                                           59     Professor of  Business Operations, The Johnson School,       1997
                                                                 Cornell University, since 1997; Executive Vice President
                                                                 (retired), Opto-Electronics Group, Corning Incorporated
                                                                 (optical fiber and components manufacturer); Chairman
                                                                 (retired), Siecor Corporation (optical cable and
                                                                 hardware manufacturer)


Mr. Birck is a director of Molex Incorporated and Illinois Tool Works Inc. Mr. Krehbiel is a director of Molex Incorporated, Northern Trust Corporation and DeVry Inc. Mr. Notebaert is a director of Aon Corp. and Cardinal Health, Inc. Mr. Suwinski is a director of THOR Industries, Inc. Mr. Guglielmi is a director of Digital Lightwave, Inc. and JDS Uniphase Corporation. Mr. Jackman is a director of Stratos Lightwave, Inc. No director has any family relationship with any other director.

         The Board of Directors has a standing Audit and Ethics Committee, Compensation Committee and Nominating Committee. The members of the Audit and Ethics Committee are Messrs. Krehbiel and Souders and Ms. Marshall. The Audit and Ethics Committee is responsible for reviewing the independent auditor's examination and reporting to the Board with respect thereto and for overseeing the execution of corporate financial and ethical responsibilities and risk management programs. The members of the Compensation Committee are Messrs. Souders and Suwinski and Ms. Marshall. The Compensation Committee is responsible for determining compensation for the executive officers of the Company and for administering the Company's stock option and restricted stock plans. The members of the Nominating Committee are Messrs. Birck and Suwinski and Ms. Marshall. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board, developing selection criteria for candidates, evaluating background information regarding candidates, making recommendations to the Board regarding such candidates, and reviewing and making recommendations to the Board with respect to candidates for director proposed by stockholders.

         During 2000, six meetings of the Board of Directors, two meetings of the Audit and Ethics Committee, four meetings of the Compensation Committee and no meetings of the Nominating Committee were held. Each of the directors attended at least 75 percent of the aggregate of the total number of Board meetings and the meetings of the committees on which such director served during 2000.

--------------------------------------------------------------------------------
DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

Each director who was not an officer of the Company was paid an annual retainer of $30,000 plus a fee of $1,500 and expenses for each Board of Directors meeting attended during 2000. No fees are paid for attendance at Audit and Ethics Committee, Compensation Committee or Nominating Committee meetings. During 2000 and each year thereafter, the directors are given the opportunity to allocate their annual retainer and meeting fees into the Company's deferred income plan. Such allocation can be in the form of cash or stock units as requested by the director making the deferral.

         The Company's 1987 Stock Option Plan for Non-Employee Corporate Directors provides for the non-discretionary grant of options to non-employee directors of the Company. The 1987 Stock Option Plan provides that each non-employee director, on the date such person becomes a non-employee director, will be granted options to purchase 10,000 shares of the Company's stock and, provided such person is still serving as a non-employee director, will be granted options to purchase 6,000 additional shares each year thereafter on the anniversary of the last day of the month in which the initial options were granted.

         The options for the initial 10,000 shares become exercisable in cumulative annual installments equal to one-third of the total number of shares covered. Annual options granted on the anniversaries of the initial grants become exercisable in full six months from the date of grant.

         Options granted under the 1987 Stock Option Plan prior to 1999 may not be assigned and, during the lifetime of the director, may be exercised only by him or her. Options granted during 1999 and thereafter may be transferred by the director to the spouse, children, or grandchildren ("Immediate Family Members") of the director or to a trust for the exclusive benefit of such Immediate Family Members or a partnership in which such Immediate Family Members are the only partners. If a director ceases to be a director of the Company for any reason other than death or disability, any options may be exercised, subject to the expiration date of the options, for three months after such termination, but only to the extent such options were exercisable on the date of termination (seven months in the event of a change in control as defined in the 1987 Stock Option Plan). If a directorship is terminated because of death or disability, the option may be exercised subject to the expiration date of the option, for up to one year (three years for terminations due to a disability) after such termination, but only to the extent it was exercisable on the date of death or disability. In the event a directorship is terminated due to the death of a director, such director's unvested options shall vest 100 percent.

--------------------------------------------------------------------------------
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The table below sets forth certain information as of February 26, 2001, with respect to each person known by the Company to be the beneficial owner of more than 5 percent of its outstanding shares of common stock, each director, each nominee for director, each Named Executive Officer (as hereinafter defined), and all current executive officers and directors as a group.


                                                                                                        AMOUNT OF
NAME                                                                      BENEFICIAL OWNERSHIP         PERCENT (1)
Michael J. Birck                                                           38,067,410   (2)                 9.0%
Peter A. Guglielmi                                                            823,985   (3)                 *
Brian J. Jackman                                                              810,609   (4)                 *
Richard T. Taylor                                                             167,591   (5)                 *
Frederick A. Krehbiel                                                         163,000   (6)                 *
William F. Souders                                                             74,000   (7)                 *
Stephanie Pace Marshall, Ph.D.                                                 72,000   (8)                 *
Jan H. Suwinski                                                                52,000   (9)                 *
Joan E. Ryan                                                                   12,537  (10)                 *
Richard C. Notebaert                                                            8,334  (11)                 *
John J. Goossens                                                                    0
All current executive officers and directors as a group                    40,908,690  (12)                 9.7%
(17 persons)

  (1) Based on 408,911,493 shares of common stock outstanding as of February 26, 2001, and 12,168,433 shares that may be acquired under stock options currently exercisable or exercisable within 60 days of such date.

  (2) Includes 1,168,000 shares held by Mr. Birck's spouse. Mr. Birck disclaims beneficial ownership of such shares. Also includes 23,623,000 shares held by Oak Street Investments, L.P., a family limited partnership of which Mr. Birck is a general partner. The address of Mr. Birck is 4951 Indiana Avenue, Lisle, Illinois 60532-1698.

  (3) Includes 620,000 shares that Mr. Guglielmi has rights to acquire under currently exercisable stock options.

  (4) Includes 380 shares held by Mr. Jackman's daughter. Mr. Jackman disclaims beneficial ownership of such shares. Also includes 719,000 shares that Mr. Jackman has rights to acquire under currently exercisable stock options.

  (5) Includes 151,250 shares that Mr. Taylor has rights to acquire under currently exercisable stock options.

  (6)      Includes 2,000 shares held by Mr. Krehbiel's sons. Mr.
           Krehbiel disclaims beneficial ownership of such shares. Also includes 60,000 shares that Mr. Krehbiel has rights to acquire under currently exercisable stock options.

  (7) Includes 66,000 shares that Mr. Souders has rights to acquire under currently exercisable stock options.

  (8) Includes 32,000 shares that Ms. Marshall has rights to acquire under currently exercisable stock options.

  (9) Includes 18,000 shares that Mr. Suwinski has rights to acquire under currently exercisable stock options.

  (10) Includes 7,500 shares that Ms. Ryan has rights to acquire under currently exercisable stock options. Also includes 2,500 shares issuable to Ms. Ryan under a restricted stock award made at the time Ms. Ryan joined the Company. Ms. Ryan will not have voting or dispositive power over such shares until earned.

  (11) Includes 3,334 shares that Mr. Notebaert has rights to acquire under stock options exercisable within 60 days of February 26, 2001.

  (12) Includes 1,170,380 shares of which Messrs. Birck, Jackman and Krehbiel disclaim beneficial ownership, as noted above. Also includes 2,034,584 shares that certain officers have rights to acquire under stock options currently exercisable or exercisable within 60 days of February 26, 2001, and pursuant to unvested restricted stock awards and 176,000 shares that certain outside directors have rights to acquire under currently exercisable stock options.

----------------------------
*    Less than 1%

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The table below sets forth certain information for fiscal years 2000, 1999 and 1998 with respect to the annual and other compensation paid by the Company to
(i) the chief executive officer; and (ii) the other four executive officers of the Company who were most highly compensated in fiscal year 2000 (collectively, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries. Mr. Notebaert was elected President and Chief Executive Officer as of September 18, 2000. Prior to that, Mr. Birck served as President and Chief Executive Officer of the Company.


--------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                               LONG TERM COMPENSATION
                                                        ANNUAL COMPENSATION            AWARDS
-----------------------------------------------------------------------------------------------------------------------
NAME                                                                     OTHER     RESTRICTED  SECURITIES
AND                                                                     ANNUAL        STOCK     UNDERLYING   ALL OTHER
PRINCIPAL                                                               COMPEN-      AWARDS     OPTIONS/      COMPEN-
POSITION                                YEAR     SALARY     BONUS      SATION(1)     ($)(2)     SARS #(3)    SATION(1)
-----------------------------------------------------------------------------------------------------------------------
Richard C. Notebaert (4)                2000     $216,345  $135,000     $   213           0      500,000     $  6,304
President and Chief Executive Officer

Michael J. Birck                        2000     $652,852  $315,000     $ 4,211           0            0     $258,019
Chairman of the Board
                                        1999     $563,195  $100,000     $ 4,223           0            0     $271,603

                                        1998     $472,584  $250,000     $17,181           0            0     $197,405

Brian J. Jackman                        2000     $433,182  $190,000     $14,809           0       76,000     $151,565
President,
Global Systems                          1999     $372,891   $68,000     $14,940           0            0     $173,865
and Technology
                                        1998     $311,443  $175,000     $ 9,106           0       40,000     $ 98,699

Joan E. Ryan (4)                        2000     $331,730  $145,000     $ 4,067    $302,815       70,000     $ 21,579
Chief Financial Officer

Peter A. Guglielmi                      2000     $330,627   $85,000     $ 9,713           0            0     $164,982
Executive Vice President
                                        1999     $318,164   $56,000     $12,303           0            0     $184,379

                                        1998     $293,742  $120,000     $10,276           0       40,000     $107,189

Richard T. Taylor                       2000     $286,050  $110,000     $ 4,457           0       45,000     $ 86,641
Senior Vice President and General
Manager                                 1999     $235,327   $60,000     $ 3,671           0            0     $ 82,061

                                        1998     $200,443   $85,000     $ 2,754           0       30,000     $ 43,140
-----------------------------------------------------------------------------------------------------------------------

(1) Amounts of Other Annual Compensation are amounts paid as reimbursement to the Named Executive Officers for taxes paid on certain medical and life insurance benefits. All Other Compensation for 2000 includes amounts accrued as preferential above-market interest on deferred compensation, contributions to the deferred compensation plan, premiums paid for life insurance policies owned by the Named Executive Officers, matching contributions under the Company's Profit Sharing and Savings Plan, and contributions under the Company's Retirement Plan in the respective amounts of $2,835, $2,867, $602, $0 and $0 for Mr. Notebaert; $102,817, $88,199,
    $3,160, $5,100 and $8,115 for Mr. Birck; $72,345, $45,420, $20,200, $5,100
    and $8,500 for Mr. Jackman; $0, $14,452, $7,127, $0 and $0 for Ms. Ryan;
    $96,002, $40,240, $15,140, $5,100 and $8,500 for Mr. Guglielmi; and $34,786,
    $30,263, $8,002, $5,100 and $8,490 for Mr. Taylor. All Other Compensation for 2000 for Mr. Birck also includes $50,628, which represents the present value to Mr. Birck of premiums paid by the Company with respect to a split dollar life insurance arrangement between the Company and Mr. Birck. The present value was calculated as an interest-free loan of the whole life portion of the premium over the maturation of the policy. Mr. Birck pays the term portion of the premium.

(2) As a portion of her employment offer, 5,000 shares of restricted stock were awarded to Ms. Ryan and the award amount listed above is based on the closing price of $60.563 on February 14, 2000 (the date of grant). One-half of the shares vest on each of the first and second year anniversaries of the grant.

(3) Figures for 1998 reflect the effect of the 2-for-1 stock split in the form of a stock dividend effective May 17, 1999.

(4) Mr. Notebaert and Ms. Ryan became executive officers of the Company in 2000.

The table below sets forth certain information with respect to stock options granted during fiscal 2000 to the Named Executive Officers under the Company's employee stock option plans.

--------------------------------------------------------------------------------
OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                                                                 GRANT DATE
                                                           INDIVIDUAL GRANTS(1)                                   VALUE (2)
------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF TOTAL
                                                               OPTIONS/
                                                                SARS
                                             OPTIONS          GRANTED TO        EXERCISE OR                       GRANT DATE
                                             GRANTED           EMPLOYEES        BASE PRICE      EXPIRATION         PRESENT
NAME                                           (#)          IN FISCAL YEAR      ($/SHARES)         DATE           VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Notebaert                           10,000             .11%           $45.0625         4/19/05       $   261,103
                                              500,000            5.44%           $51.5000         9/18/10       $14,920,153

Michael J. Birck                                    0             N/A               N/A             N/A              N/A


Brian J. Jackman                               36,000             .39%           $51.6875         2/24/10       $ 1,078,162
                                               40,000             .44%           $61.8750         6/23/10       $ 1,434,073

Joan E. Ryan                                   30,000             .33%           $60.5625         2/14/10       $ 1,052,740
                                               40,000             .44%           $61.8750         6/23/10       $ 1,434,073

Peter A. Guglielmi                                  0             N/A               N/A             N/A                 N/A


Richard T. Taylor                              25,000             .27%           $51.6875         2/24/10       $   748,724
                                               20,000             .22%           $61.8750         6/23/10       $   717,037

1. Mr. Notebaert's options were granted on April 19, 2000 (upon election to the Board of Directors), and September 18, 2000, respectively; Messrs. Jackman's and Taylor's options were granted on February 24, 2000, and June 23, 2000, respectively; and Ms. Ryan's options were granted on February 14, 2000, and June 23, 2000, respectively. All options reported become exercisable in cumulative annual installments of 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the grant date, subject to acceleration in the event of a change in control or death or disability. No stock appreciation rights (SARs) were granted to the Named Executive Officers during fiscal 2000.

2. The estimated present value at grant date of options granted during fiscal 2000 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: an expected time until exercise of 5.1 years; a risk-free interest rate of 4.9%; a volatility rate of 62.6%; and a dividend yield of 0.0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

The table below sets forth certain information with respect to options exercised by the Named Executive Officers during fiscal 2000 and with respect to options held by the Named Executive Officers at the end of fiscal 2000.

--------------------------------------------------------------------------------
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES
--------------------------------------------------------------------------------

                                                                 NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                     OPTIONS AT                         OPTIONS AT
                                                                     FY-END (#)                       FY-END ($)(1)
                           NUMBER OF
                          SECURITIES      VALUE REALIZED
NAME                      UNDERLYING           ($)          EXERCISABLE      UNEXERCISABLE    EXERCISABLE        UNEXERCISABLE
                            OPTIONS
                         EXERCISED (#)
Richard C. Notebaert                0              $0               0          510,000        $         0         $2,614,375

Michael J. Birck                    0              $0               0                0        $         0         $        0

Brian J. Jackman               60,000      $3,149,683         710,000          106,000        $36,264,670         $1,273,250

Joan E. Ryan                        0              $0               0           70,000        $         0         $        0

Peter A. Guglielmi             10,000      $  398,593         605,000           30,000        $30,724,742         $1,100,000

Richard T. Taylor                   0              $0         151,250           61,250        $ 7,461,640         $  915,234

(1) The value of unexercised options at the end of fiscal 2000 is based on the closing price of $56.50 reported on the Nasdaq National Market System on December 29, 2000, the last trading day of fiscal 2000.

--------------------------------------------------------------------------------
EMPLOYMENT AGREEMENTS
--------------------------------------------------------------------------------

Mr. Notebaert was appointed President and Chief Executive Officer, effective September 18, 2000. Under the terms of the employment agreement entered into between the Company and Mr. Notebaert, he is entitled to an annual salary of $750,000, subject to possible future increases, and to participate in the Company's annual bonus plans with a bonus target of not less than 50% of his annual salary. The Employment Agreement also provided for a sign-on award of 500,000 stock options, and subject to the discretion of the Compensation Committee based on performance, for option grants with respect to 200,000 shares on each of the first two anniversaries of his employment.

         Mr. Notebaert's employment agreement has an initial term of three years, and unless earlier terminated, will renew for additional one-year periods beginning on the second anniversary thereof. In the event the Company should terminate Mr. Notebaert's employment without cause (including his resignation due to constructive discharge), he will be entitled to a lump sum severance benefit equal to his annual salary and target bonus payable for the remaining term, vesting of stock option awards and continuation of certain executive and employee benefits. Under the terms of the employment agreement, for a period of two years following his termination of employment for any reason, Mr. Notebaert is restricted from becoming associated with a direct competitor of the Company, or from hiring any employees of the Company or soliciting any person or entity to terminate their relationship with the Company.

         The Company also entered into an employment agreement with Mr. Birck in connection with his transition from President and Chief Executive Officer to Chairman of the Board. Under the terms of his employment agreement, Mr. Birck is entitled to an annual salary of $680,000, subject to possible adjustments in accordance with the Company's annual review process, and to participation in the annual bonus plans at a target of not less than 50% of his annual salary. Mr. Birck's employment agreement has an initial term of two years, and unless earlier terminated, will renew for additional one-year periods commencing on the first anniversary thereof. In the event of termination without cause (including his resignation due to constructive discharge), Mr. Birck will be entitled to a lump sum severance benefit equal to his annual salary and target bonus payable for the remaining term, and to the vesting of stock option awards, if any, and continuation of certain executive and employee benefits. Mr. Birck's employment agreement contains the same restrictive covenants as are applicable to Mr. Notebaert under his employment agreement.

         In addition to the foregoing agreements, the Company has entered into Change in Control Employment Agreements (the "Agreements") with all of its senior executive officers, including the Named Executive Officers.

         The Agreements address certain rights that become effective upon the occurrence of a change in control of the Company (as defined in the Agreements). The Agreements provide for (i) an employment term of three years, in the event of a change in control not approved in advance by the Board of Directors (one year, in the event of a change in control approved in advance by the Board of Directors), in either case commencing on the date of the change in control; and
(ii) compensation, including annual salary, incentive bonuses and employee benefits, no less favorable than those in effect on such date. In addition, if an individual's employment is terminated within such employment term, he will be entitled to receive (i) a lump sum cash payment equal to the sum of salary payments for 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) plus a pro rata share of the estimated amount of any target bonus which would have been payable for the bonus period that includes the termination date; (ii) an amount equal to 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) of bonus at the greater of (A) the monthly rate of the target bonus payment for the bonus period immediately prior to his termination date, or (B) the estimated amount of the target bonus for the period which includes his termination date; and (iii) the value of the incentive compensation, if any, to which he would have been entitled had he remained in the employ of the Company for 36 calendar months (or 12 months, if the change in control is approved in advance by the Board of Directors). In addition, the Company will be obligated to continue to maintain the individual's employee benefits for such 36-month period (or 12-month period, if the change in control is approved in advance by the Board of Directors) and to pay to the individual the amount of any excise taxes, together with the additional income tax related to such excess amounts, imposed upon the payments and benefits provided under the Agreements.

--------------------------------------------------------------------------------
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

         During 2000, all such persons filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934, except that two reports filed on behalf of Michael J. Birck and one report filed on behalf of J. Thomas Gruenwald were filed late. Mr. Birck's late reports related to (i) an acquisition of Company common stock during 1998 in a large cap investment account held by Mr. Birck, containing multiple securities, over which a third party exercises discretionary authority and (ii) a bona fide gift of Company common stock during 1999, both of which were inadvertently omitted from the relevant Form 4s filed on behalf of Mr. Birck. Mr. Gruenwald's late Form 4 report related to a sale of Company common stock during 2000 pursuant to a margin call from an account over which a third party exercises discretionary authority.

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

All decisions regarding the compensation of the executive officers were made by the Compensation Committee of the Board of Directors, which is composed entirely of non-employee, independent members of the Board of Directors. Although each of Mr. Birck and Mr. Notebaert made recommendations to the Committee with regard to the compensation of the other executive officers, including the other Named Executive Officers, neither of them participated in the Committee's deliberations with respect to their own compensation.

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The following Compensation Committee Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation: The Compensation Committee follows a compensation philosophy that utilizes as a significant determinant the financial performance of the Company, along with the achievement of strategic corporate objectives and the individual performance of the executive officers. By doing so, it is the belief of the Compensation Committee that the Company's management will focus on meeting both financial and non-financial corporate goals that, in turn, should enhance stockholder value. The Company's compensation package for executive officers is a combination of base annual compensation, in the form of salary and other benefits, incentives in the form of fiscal year-end payments under the global incentive plan, and long-term compensation consisting of options and restricted stock awarded under the Company's stock option and restricted stock plans.

         In determining base salaries for the executive officers, including the Named Executive Officers, for 2000, the Compensation Committee considered the performance of each executive officer and the Company during the preceding fiscal year, such executive officer's salary history and, to a lesser extent, market survey data for comparable positions. Mr. Notebaert's initial base salary was set based upon a review of market data for comparable positions and negotiations between the Company's management and Mr. Notebaert and was approved by the Compensation Committee.

         The 2000 global incentive plan was structured based upon the accomplishment of specific financial and strategic objectives. These objectives applied to all employees participating in the global incentive plan, including the executive officers. The achievement of the financial objective was a prerequisite to the funding of the program. After achievement of the financial objective, each of the strategic objectives would be considered for the individual payment amounts. Individual performance and overachievement of the financial objective were considered in determining whether any adjustments to the payments would be made.

         For 2000, individual pay-outs for Messrs. Birck and Notebaert were targeted at 50 percent of annual salary and for the other Named Executive Officers, other than Mr. Taylor, the targets were set at 45 percent of annual salary. Mr. Taylor's target was set as 40 percent. All pay-outs were contingent on achievement of both the financial and strategic objectives.

         The financial objective was set as the Company attaining or exceeding a certain level of earnings per share. During 2000, the financial objective was exceeded. Each of the four strategic objectives received equal weight of 25 percent. The first objective was investor satisfaction and financial performance. This objective was measured based on (i) the ratio of Company net income to sales and (ii) revenue growth achieved. The second objective, customer satisfaction, was measured by the Company's global customer satisfaction assessment results. The third objective was operational effectiveness, as measured by (i) periodic employee satisfaction surveys and (ii) the average days sales outstanding for the Company. The fourth objective, time-to-market improvements, was measured by the Company's management team. Based on the levels of achievement of the financial and strategic objectives the program was funded at 93.75 percent of target. The Compensation Committee awarded global incentive payments to each of the Named Executive Officers, including Mr. Notebaert at or above the aforementioned level. Mr. Guglielmi's payment was below the target level due primarily to his change of position with the Company and the resulting reduction in his day-to-day activities.

         The final piece of the compensation package for executive officers is awards under the Company's stock option and restricted stock plans. In general, the Company has used stock options as an integral part of its compensation program for executive officers and for employees throughout the Company with a view toward giving the executive officers and employees a stake in the Company's future and compensation opportunities directly aligned with the creation of stockholder value. Restricted stock awards have been limited to one-time grants to certain executive officers as part of their initial compensation package. Grants were made to the executive officers, including certain of the Named Executive Officers, consistent with this philosophy. The Compensation Committee granted options to Mr. Notebaert and Ms. Ryan as part of their initial employment package during 2000. Additionally, Messrs. Jackman and Taylor and Ms. Ryan received option grants in 2000. Ms. Ryan also received a restricted stock grant as part of her initial employment package. In light of Mr. Birck's personal holdings of Company stock and Mr. Guglielmi's impending retirement, the award of options was not deemed necessary by the Compensation Committee in order to provide the incentives fostered by grants to the other executive officers.

         The Compensation Committee has adopted guidelines to encourage outright share ownership by the executive officers, including the Named Executive Officers. The Compensation Committee will continue to consider whether each executive officer, including the Named Executive Officers, has met those guidelines in deciding whether to grant additional stock options in the future to such officer.

         The Compensation Committee does not believe that the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of compensation paid to the Named Executive Officers will limit the deductibility of such compensation expected to be paid by the Company. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate including the payment of compensation under circumstances where the deductibility of such compensation may be limited by Internal Revenue Code Section 162(m).

March 14, 2001    Stephanie Pace Marshall, Ph.D.,
                  William F. Souders and
                  Jan H. Suwinski
                  Members of the Compensation Committee as of December 29, 2000.

--------------------------------------------------------------------------------
AUDIT AND ETHICS COMMITTEE REPORT
--------------------------------------------------------------------------------

The following Audit and Ethics Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

         During fiscal 2000, the Audit and Ethics Committee developed and approved a charter for the Audit and Ethics Committee. The complete text of the charter, which reflects standards set forth in the new SEC regulations, is reproduced in the appendix to this proxy statement.

         As set forth in more detail in the charter, the Audit and Ethics Committee's primary duties and responsibilities fall into four broad categories:

               - To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

               - To review and appraise the audit efforts of the Company's independent accountants and internal auditing department;

               - To provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors; and

               - To review and appraise the Company's legal compliance and ethics systems.

         The Audit and Ethics Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit and Ethics Committee's charter.

         In overseeing the preparation of the Company's financial statements, the Audit and Ethics Committee met with both management and the Company's internal and independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit and Ethics Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit and Ethics Committee discussed the statement with both management and the internal and independent auditors. The Audit and Ethics Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         With respect to the Company's independent auditors, the Audit and Ethics Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including disclosures made to the Audit and Ethics Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and consideration of whether the provision of non-audit services by the auditors was compatible with the auditor's independence.

         Finally, the Audit and Ethics Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

         The Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Audit and Ethics Committee are in no way designed to supersede or alter those traditional responsibilities. The Audit and Ethics Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

         Based upon its reviews and discussions and subject to the limitations on the roles and responsibilities of the Audit and Ethics Committee as described herein and in its charter, the Audit and Ethics Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2000, for filing with the Securities and Exchange Commission.

March 14, 2001    Frederick A. Krehbiel
                  Stephanie Pace Marshall, Ph.D.
                  William F. Souders

              Members of the Audit and Ethics Committee as of December 29, 2000

--------------------------------------------------------------------------------
PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The graph below sets forth a comparison of the yearly change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq/NMS Market Index, a broad-based market index, and the Dow Jones Communications Technology Group, a peer group of common stocks of 311 communications technology manufacturers, for the five-year period beginning January 1, 1996.

                 A FIVE-YEAR CUMULATIVE TOTAL RETURN COMPARISON*

                         (STOCK PERFORMANCE IN DOLLARS)
--------------------------------------------------------------------------------

Company                         1996      1997       1998      1999       2000
-------                        ------    ------     ------    ------     ------
Tellabs, Inc.                  213.51    295.95     370.61    693.92     610.81

Peer Group Index               128.87    160.67     270.07    652.89     415.32

NASDAQ Market Index            124.27    152.00     214.39    378.12     237.66

       *Assumes $100 invested on January 1, 1996, dividends reinvested, fiscal year ended December 29, 2000. This graph represents changes in the year-end values; fluctuations in value during each year are not reflected.

--------------------------------------------------------------------------------
PROPOSED 2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BACKGROUND AND PURPOSE
--------------------------------------------------------------------------------

Due to the limited number of shares remaining under the Company's 1986, 1994 and 1998 Stock Option Plans for option grants to Company employees, the Board of Directors of the Company adopted the 2001 Stock Option Plan on January 24, 2001, subject to stockholder approval. The purpose of the 2001 Stock Option Plan is to enable the Company to offer to certain present and future executives and other employees stock-based incentives in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company. The 2001 Stock Option Plan provides for the grant to employees of incentive or non-qualified options (individually or collectively referred to herein as "options") and stock appreciation rights ("SARs"). The Board believes it is in the Company's and its stockholders' best interests to provide to key employees an opportunity to participate in the appreciation and value of the Company's common stock. The following summary of the 2001 Stock Option Plan is qualified in its entirety by the full text of the 2001 Stock Option Plan. Any stockholder of the Company that wishes to obtain a full text copy of the 2001 Stock Option Plan, may do so upon written request to the Company's Secretary at the Company's headquarters, 4951 Indiana Avenue, Lisle, Illinois 60532-1698 or may access an electronic copy at the following address on the Internet: www.sec.gov/index.htm.

--------------------------------------------------------------------------------
ELIGIBILITY AND ADMINISTRATION
--------------------------------------------------------------------------------

All employees of the Company and its subsidiaries, including officers and directors who are employees, (or in the Compensation Committee's discretion, individuals who have accepted employment, but have not commenced employment) are eligible to receive options granted under the 2001 Stock Option Plan ("Awards"). As of February 26, 2001, there were 8,804 employees, all of whom are eligible to participate in the 2001 Stock Option Plan. Under the 2001 Stock Option Plan, the maximum number of option Awards that may be granted to an individual in any fiscal year is 250,000 (500,000, in the case of an individual's first fiscal year of employment). The 2001 Stock Option Plan authorizes the granting of option Awards with respect to up to 38,000,000 shares of common stock and Awards for up to 1,000,000 SARs. The shares subject to the options will be made available from authorized but unissued shares, or from shares held or acquired as treasury shares. To date, no options have been granted under the 2001 Stock Option Plan and, accordingly, the benefits to be received are not currently determinable.

         The 2001 Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company comprised entirely of disinterested outside directors within the meaning of Internal Revenue Code
Section 162(m) and Rule 16b-3 of the Securities Exchange Act of 1934. The Compensation Committee has full authority to grant Awards under the 2001 Stock Option Plan, to establish the terms of such Awards and to take all other actions deemed appropriate for the administration of the 2001 Stock Option Plan.

--------------------------------------------------------------------------------
OPTIONS AND SARS
--------------------------------------------------------------------------------

Incentive and non-qualified stock options and SARs (either freestanding or in conjunction with an option either at the time of grant or at any time thereafter during the term of the option) are available for grant by the Compensation Committee.

         Under the Internal Revenue Code, incentive stock options will be treated as non-qualified options to the extent that the aggregate fair market value of the underlying shares (determined at the time the options are granted) with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year (whether as a result of acceleration of exercisability or otherwise) exceeds $100,000.

--------------------------------------------------------------------------------
TERMS AND CONDITIONS OF OPTIONS AND SARS
--------------------------------------------------------------------------------


Unless the agreement evidencing an Award expressly provides otherwise, Awards for options or SARs granted under the 2001 Stock Option Plan become exercisable in cumulative annual installments of 25 percent of the total number of shares covered thereby on each of the first, second, third and fourth anniversaries of the date of the grant. No option or SAR may be exercised later than 10 years from the date of the grant. The option price per share, and the SAR exercise price, shall not be less than the fair market value per share of the common stock of the Company on the date of grant. The Company reserves the right to deduct or withhold, or require a participant to remit to the Company, any withholding tax obligation. Alternatively, the participant may elect, with the Compensation Committee's consent, to have withheld from the number of shares to be issued that number of shares the fair market value of which equals the amount of withholding tax.

         Payment for shares purchased upon the exercise of an option shall be payable to the Company in full (i) in cash or its equivalent; (ii) in previously-acquired shares of the outstanding common stock of the Company; (iii) by any other means which the Compensation Committee determines to be consistent with the 2001 Stock Option Plan's purpose and applicable law; or (iv) by a combination of (i), (ii) and/or (iii). Options and SARs granted under the 2001 Stock Option Plan may not be assigned and, during the lifetime of the participant, may be exercised only by him or her and may not be transferred unless the Compensation Committee, in its discretion exercised at the time of grant, grants limited transferability of options to or for the benefit of a participant's immediate family members. Each participant may designate a beneficiary under the 2001 Stock Option Plan to receive benefits and/or to exercise Awards in case of such participant's death prior to receiving any or all of such benefit or exercising any or all of such Awards.

         If a participant ceases to be employed by the Company or any one of its subsidiaries for any reason other than death, disability or retirement after age 55, any options or SARs may be exercised, subject to the expiration date of the option or SAR, for three months after such termination (seven months in the event of a change in control as defined in the 2001 Stock Option Plan), but only to the extent such options or SARs were exercisable on the date of termination. If employment is terminated because of death or disability, or retirement after age 55, the option or SAR may be exercised, subject to the expiration date of the option or SAR, for up to one year (three years for terminations due to a disability or to retirement after age 55) after such termination, but only to the extent it was exercisable on the date of death, disability or retirement after age 55.

         In the event employment is terminated due to the death of a participant, such participant's unvested options shall vest 100 percent. For participants retiring after age 55, options or SARs that are not then exercisable shall become exercisable based on a point schedule wherein one point is granted for each continuous year of service and each year of attained age over age 55 as of the date of the participant's retirement. If the participant is credited with (i) at least 70 but less than 80 points, 50 percent of the unvested options shall vest; (ii) at least 80 but less than 90 points, 75 percent of the unvested options shall vest; and (iii) at least 90 points, 100 percent of the unvested options shall vest.

         The 2001 Stock Option Plan further provides that in the event a change in control occurs, any and all options and SARs granted under the 2001 Stock Option Plan shall become immediately exercisable until such options or SARs otherwise expire or terminate. If the change in control is not approved by the Company's Incumbent Board (as defined in the 2001 Stock Option Plan) the options and SARs shall remain exercisable throughout their entire term without regard to termination of employment.

         To the extent shares related to an option Award are not issued, either because the Award is forfeited or expires, or because shares are used to satisfy the exercise price or tax withholding, then the number of shares not so issued will again be available for Awards under the 2001 Stock Option Plan. Any SARs which are forfeited or expire prior to exercise will again be available for Awards under the 2001 Stock Option Plan.

--------------------------------------------------------------------------------
MODIFICATION AND TERMINATION
--------------------------------------------------------------------------------



Like the Company's earlier stock option plans, the 2001 Stock Option Plan provides for adjustments to the number and class of shares available for Awards subject to the 2001 Stock Option Plan, the annual maximum number of shares for which Awards may be made to an individual, and the number, class and the exercise prices of shares subject to outstanding Awards granted thereunder, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition or other change in the capital structure of the Company.

         The Board of Directors may at any time terminate the 2001 Stock Option Plan or amend it subject to any requirement of stockholder approval imposed by applicable law, rule or regulation. No amendment or termination of the 2001 Stock Option Plan by the Board of Directors may adversely affect any Award previously granted under the 2001 Stock Option Plan without the consent of the participant.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX CONSEQUENCES
--------------------------------------------------------------------------------


The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to Awards under the 2001 Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences or tax consequences in non-U.S. jurisdictions.

         In general, a participant will be subject to tax at the time a non-qualified option or SAR Award is exercised (but not at the time of grant). He or she will include in ordinary income in the taxable year in which he or she exercises a non-qualified option or SAR an amount equal to, in the case of a non-qualified option, the difference between the exercise price and the fair market value of the shares acquired on the date of exercise or, in the case of an SAR, the cash equivalent of such amount. The Company will generally be entitled to deduct such amounts for federal income tax purposes, except as such deductions may be limited by Internal Revenue Code Section 162(m) as described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the participant as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined, depending on whether the shares have been held for the then-required holding period.

         In general, a participant will not be subject to tax at the time an incentive option Award is granted or exercised. However, the excess, if any, of the fair market value of the shares acquired pursuant to such exercise over the exercise price is an adjustment for the purpose of computing the alternative minimum tax, unless such shares are disposed of in a "Disqualifying Disposition" (as defined below) in the year of exercise. The alternative minimum tax applies only if it is greater than a taxpayer's regular tax liability. Upon disposition of the shares acquired upon exercise of an incentive option Award, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the participant has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. The capital gains tax rate applied will depend upon the participant's holding period. If the participant disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive option Award was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive option Award or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by Internal Revenue Code Section 162(m).

         If the participant pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive option Award, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         The federal income tax deduction which the Company may take for otherwise deductible compensation payable to executive officers who are treated as Named Executive Officers in the Company's Proxy Statement for such year will be limited by Internal Revenue Code Section 162(m) to $1,000,000. The deduction limit on compensation will apply to all compensation, except compensation deemed under Internal Revenue Code Section 162(m) to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 2001 Stock Option Plan is performance-based for purposes of Internal Revenue Code Section 162(m) will be dependent upon a number of factors, including stockholder approval of the 2001 Stock Option Plan and the exercise price at which options and SARs are granted. Internal Revenue Code Section 162(m) also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based. Although the Company has structured the 2001 Stock Option Plan to satisfy the requirements of Internal Revenue Code Section 162(m) with regard to its "performance-based" criteria, there is no assurance Awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to Awards under the 2001 Stock Option Plan.


--------------------------------------------------------------------------------
APPROVAL OF THE 2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------

The Board of Directors recommends that stockholders vote FOR approval of the 2001 Stock Option Plan. A majority vote of the shares represented in person or by proxy at the Annual Meeting is required to approve the 2001 Stock Option Plan.


--------------------------------------------------------------------------------
SELECTION OF AUDITORS
--------------------------------------------------------------------------------

The Company has selected Ernst & Young LLP, independent auditors, as the Company's independent auditors in 2001, as it has done since 1997. A representative of Ernst & Young LLP is expected to be present at the meeting to answer appropriate questions and, if the representative so desires, to make a statement.


--------------------------------------------------------------------------------
FEES TO THE COMPANY'S AUDITORS
--------------------------------------------------------------------------------

The Company paid Ernst & Young LLP certain fees for services provided during fiscal year 2000 as follows:



                                    Financial Information Systems
Audit Fees                          Design and Implementation                   All Other Fees
$342,490                                    $0                                   $3,085,334

As set forth in the Audit and Ethics Committee Report, the Audit and Ethics Committee has considered and determined that the provision of the non-audit services described above was compatible with maintaining the auditor's independence.


--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

Management knows of no other matters which will be brought before the meeting, but if such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.


--------------------------------------------------------------------------------
COST OF SOLICITATION
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors, and the cost of solicitation will be paid by the Company. Additional solicitation may be made by mail, personal interview, telephone and/or facsimile by Company personnel, who will not be additionally compensated therefor. The cost of any such additional solicitation will be borne by the Company.

--------------------------------------------------------------------------------
STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


For inclusion in the Company's proxy statement and form of proxy with respect to the 2002 Annual Meeting of Stockholders, any proposals of stockholders must be received by the Secretary of the Company no later than November 14, 2001.

         To nominate one or more directors for consideration at the 2002 Annual Meeting of Stockholders, a stockholder must provide notice of the intent to make such nomination(s) by personal delivery or by mail to the Secretary of the Company, no later than November 14, 2001. The Company's by-laws set specific requirements that such written notice must satisfy. Copies of those requirements will be sent to any stockholder upon written request.

         Additionally, if a proponent of a stockholder proposal at the 2002 Annual Meeting fails to provide notice of the intent to make such proposal by personal delivery or mail to the Secretary of the Company on or before January 29, 2002 (or by an earlier or later date, if such date is hereafter established by amendment to the Company's by-laws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.


                                            By Order of the Board of Directors,


                                            Carol Coghlan Gavin
                                            Secretary

                                            March 14, 2001

Tellabs and [TELLABS LOGO] are registered trademarks of Tellabs, or one of its affiliated companies in the United States and/or in other countries. (C) 2001, Tellabs, Inc. All rights reserved.

                                                                     APPENDIX A

                     AUDIT AND ETHICS COMMITTEE OF THE BOARD
                              OF DIRECTORS CHARTER


--------------------------------------------------------------------------------
I.       PURPOSE
--------------------------------------------------------------------------------

The primary function of the Audit and Ethics Committee is to assist the Board of Directors in fulfilling its oversight corporate responsibilities. This is accomplished through periodic review of the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit and Ethics Committee will encourage continuous improvement of, and will foster adherence to, the Company's policies, procedures and practices at all levels. The Audit and Ethics Committee's primary duties and responsibilities are:

- To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

- To review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

- To provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

- To review and appraise the Company's legal compliance and ethics systems.

The Audit and Ethics Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this document.

--------------------------------------------------------------------------------
II.      COMPOSITION
--------------------------------------------------------------------------------

The Audit and Ethics Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit and Ethics Committee. All members of the Audit and Ethics Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit and Ethics Committee shall have accounting or related financial management expertise.

The members of the Audit and Ethics Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors to serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board of Directors, the members of the Audit and Ethics Committee may designate a chairman by majority vote of the full Audit and Ethics Committee membership.

--------------------------------------------------------------------------------
III.  MEETINGS
--------------------------------------------------------------------------------

Beginning in fiscal 2001, the Audit and Ethics Committee shall meet at least four times annually in person or by phone and more frequently if circumstances dictate. As part of its job to foster open communication, the Audit and Ethics Committee will meet at least annually with management, the manager of the internal auditing department and independent accountants in separate executive sessions to discuss any matters that the Audit and Ethics Committee or each of these groups believe should be discussed privately. In addition, the Audit and Ethics Committee or its chairman will meet with the independent accountants and management quarterly to review the Companys' 10-Q filing consistent with Section IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit and Ethics Committee shall:

--------------------------------------------------------------------------------
DOCUMENTS/REPORTS REVIEW
--------------------------------------------------------------------------------

1. Review and update this document periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q and 10-K prior to their filing or prior to the release of earnings. The chairman of the Audit and Ethics Committee may represent the entire Audit and Ethics Committee for purposes of this review.

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit and Ethics Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

--------------------------------------------------------------------------------
FINANCIAL REPORTING PROCESS
--------------------------------------------------------------------------------

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

--------------------------------------------------------------------------------
PROCESS IMPROVEMENT
--------------------------------------------------------------------------------

11. Establish regular and separate systems of reporting to the Audit and Ethics Committee by each of the financial management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management brought to the Audit and Ethics Committee's attention and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit and Ethics Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit and Ethics Committee.)

--------------------------------------------------------------------------------
ETHICAL AND LEGAL COMPLIANCE
--------------------------------------------------------------------------------

15. Establish, review and update periodically an Integrity Policy and ensure that management has established a system to enforce this Integrity Policy.

16. Review management's monitoring of the Company's compliance with the organization's Integrity Policy, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

20. Select members of and oversee the activities of the Company's Business Conduct and Ethics Steering Committee.

21. Perform any other activities consistent with this document, the Company's By-laws and governing law, as the Audit and Ethics Committee or the Board of Directors deems necessary or appropriate.

                                                                     APPENDIX B

                                  TELLABS, INC.
                             2001 STOCK OPTION PLAN


                                   Article 1.
                     Establishment, Objectives, and Duration

         1.1 Establishment of the Plan. Tellabs, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes the incentive compensation plan to be known as the Tellabs, Inc. 2001 Stock Option Plan (hereinafter referred to as the "Plan").

         Subject to approval by the Company's stockholders, the Plan shall become effective as of January 24, 2001 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2 Purpose of the Plan. The purpose of this Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain employees stock based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or subsidiaries or affiliated companies.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.


                                   Article 2.
                                   Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Stock Appreciation Rights.

         "Award Date" means the date an Award is granted to the Participant.

         "Award Agreement" means a writing provided by the Company to each Participant setting forth the terms and provisions applicable to Awards granted under this Plan. The Participant's acceptance of the terms of the Award Agreement shall be evidenced by his or her continued employment without written objection before any exercise or payment of the Award. If the Participant objects in writing, the grant of the Award shall be revoked.

         "Board" or "Board of Directors" means the Board of Directors of the Company. "Change in Control" means the first to occur of:

                  (a) Any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act), excluding for this purpose, the Company or any Subsidiary of the Company, or any employee benefit plan of the Company or any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; and provided further that no Change in Control will be deemed to have occurred if a person inadvertently acquires an ownership interest of twenty percent (20%) or more but then promptly reduces that ownership interest below twenty percent (20%);

                  (b) During any two (2) consecutive years (not including any period beginning prior to the Effective Date), individuals who at the beginning of such two (2) year period constitute the Board of Directors of the Company and any new director (except for a director designated by a person who has entered into an agreement with the Company to effect a transaction described elsewhere in this definition of Change in Control) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (such individuals and any such new director, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board;

                  (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding voting securities of the Company; (ii) no person (excluding any company resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then combined voting power of the then outstanding voting securities of such company except to the extent that such ownership existed prior to the Business Combination; and
(iii) at least a majority of the members of the board of directors of the company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or

                  (e) A tender offer (for which a filing has been made with the Securities and Exchange Commission ("SEC")) which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the outstanding voting securities of the Company, then the first to occur of:

                      (1) Any time during the offer when the person making the offer owns or has accepted for payment securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or

                      (2) Three business days before the offer is to terminate unless the offer is withdrawn first if the person making the offer could own, by the terms of the offer plus any securities owned by such person, securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities when the offer terminates.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

         "Committee" means the Committee as specified in Article 3 herein appointed by the Board to administer the Plan with respect to grants of Awards.

         "Common Stock" means the common stock, $.01 par value per share, of the Company.

         "Company" means Tellabs, Inc., a Delaware corporation, as well as any successor to such entity as provided in Article 13 herein.

         "Director" means any individual who is a member of the Board of Directors of the Company.

         "Disability" shall have the meaning ascribed to such term in the long-term disability plan which governs any such benefits to which Participant may be or may become entitled. If no long term disability plan is in place with respect to a Participant, then with respect to that Participant, Disability shall mean: for the first twenty-four (24) months of disability, that the Participant is unable to perform his or her job;

thereafter, that the Participant is unable to perform any and every duty of any gainful occupation for which the Participant is reasonably suited by training, education or experience.

         "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         "Employee" means any employee of the Company or any Subsidiary and any individual who has accepted employment with the Company or any Subsidiary; but shall not include any individual while such individual is providing services to the Company or any Subsidiary in the capacity of, or is or was designated by the Company or a Subsidiary as, an independent contractor.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         "Fair Market Value" shall mean an amount equal to the closing price on the applicable date for sales of shares of Common Stock made and reported through the National Market System of the National Association of Securities Dealers, Inc. or such national stock exchange on which the Common Stock may then be listed and which constitutes the principal market for the Common Stock, or, if no sales of Common Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales were reported.

         "Freestanding SAR" means a stock appreciation right that is granted independently of any Options, as described in Article 7 herein.

         "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         "Participant" means any individual who has outstanding an Award granted under the Plan.

         "Shares" means shares of Common Stock of the Company.

         "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of
Article 7 herein.

         "Subsidiary" means any Company, partnership, joint venture, affiliate, or other entity in which the Company is the direct or indirect beneficial owner of not less than twenty percent (20%) of all issued and outstanding equity interests.

         "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

                                   Article 3.
                                 Administration

         3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. If, and to the extent that, no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the full Board.

         3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and others who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


                                   Article 4.
                  Shares Subject to the Plan and Maximum Awards

         4.1 Shares Available for Awards. The aggregate number of Shares which may be delivered for purposes of this Plan with respect to Awards shall not exceed 38,000,000 Shares (subject to adjustment as provided in Section 4.3), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. Of the aggregate number of Shares, up to all of such Shares may be issued with respect to Incentive Stock Option Awards or Nonqualified Stock Option awards. In addition, up to an aggregate of 1,000,000 Freestanding SARs may be granted under the Plan. Upon:

                  (a) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award, then the number of Shares or SARs covered by the Award shall not be deemed to have been delivered or used for purposes of determining the maximum number of Shares which may be delivered or Freestanding SARs which may be granted under the Plan; or

                  (b) payment of an Option Price with previously-acquired shares and/or payment of any taxes arising upon exercise of an Option with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise, then only the number of Shares issued net of the number of Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares which may be delivered under the Plan.

         4.2 Individual Participant Limitations. The following rules shall apply to grants of Awards under the Plan:

                  (a) Subject to adjustment as provided in Section 4.3 herein and subsection (b) below, the maximum aggregate number of Shares which may be issuable under Option Awards and used for reference purposes for Awards of Freestanding SARs that may be granted in any one (1) fiscal year to a Participant shall be 250,000.

                  (b) Notwithstanding the foregoing and subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares which may be issuable under Option Awards and used for reference purposes for Awards of Freestanding SARs that may be granted to a Participant in the first (1st) fiscal year of the Participant's employment with the Company shall be 500,000.

         4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.


                                   Article 5.
                          Eligibility and Participation

         5.1 Eligibility. Persons eligible to participate in this Plan include all officers and other Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board and Employees who reside in countries other than the United States of America. The Committee may, at its discretion, permit the participation in the Plan by those individuals who have accepted employment with the Company or a Subsidiary, but as of the date of their initial Awards have not yet commenced employment; provided, however, that in no event shall an ISO be granted to any Employee prior to the date such Employee commences employment with the Company or a Subsidiary.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees as described in Section 5.1 hereinabove those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   Article 6.
                                  Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant Nonqualified Stock Options or Incentive Stock Options; provided, however, that (a) no ISO may be granted more than ten (10) years after the Effective Date of the Plan, (b) the Option Price with respect to any ISO granted to a Participant who is a ten percent (10%) stockholder within the meaning of Section 422 of the Code shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant and such ISO shall not be exercisable after the expiration of five (5) years from the date of grant, and (c) the aggregate Fair Market Value (determined on the date the ISO is granted) of the Shares subject each installment becoming exercisable for the first time in any calendar year under ISOs granted under all plans of the Company and any Subsidiary, including this Plan, to a Participant shall not exceed $100,000 (provided, that to the extent that the aggregate Fair Market Value (determined on the date of grant of the ISO) of the Shares subject to ISOs becoming exercisable for the first time in a calendar year exceeds $100,000 due to the acceleration of the exercisability of such installments, that portion of the ISOs (determined by taking ISOs into account in the order in which they were granted) in excess of such $100,000 amount shall be treated as Nonqualified Stock Options. The Committee shall have complete discretion in determining the number of Options granted to each Participant (subject to Article 4 herein).

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement with respect to the Option also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422; provided, that the absence of any specification shall mean the Option is an NQSO.

         6.3 Option Price. The Committee shall designate the Option Price for each grant of an Option under this Plan which Option Price shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted, and which Option Price may not be subsequently changed by the Committee except pursuant to Section 4.3 hereof or to the extent provided in the Award Agreement.

         6.4 Duration of Options. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that unless otherwise designated by the Committee at the time of grant, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Unless the Award Agreement expressly provides otherwise, the Options shall be exercisable in accordance with the following schedule:

                           Years After                        Exercisable Percentage
                           Award Date                                  of Shares

                           Less than 1                                 0%
                           1 but less than 2                          25%
                           2 but less than 3                          50%
                           3 but less than 4                          75%
                           4 but less than 10                        100%

         6.6 Notice of Exercise and Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either:

                  (a) in cash or its equivalent (included for this purpose, the proceeds from a cashless exercise as permitted under Federal Reserve Board's Regulation T),

                  (b) by tendering (either actually or by attestation of ownership) previously acquired Shares (Shares acquired on the open market or which have been held for at least six (6) months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

                  (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

                  (d)      by any combination of (a), (b), and (c).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8 Termination of Employment. Except as set forth in Article 10 with respect to the effect of a Change in Control or except as the Committee may otherwise expressly provide in the Award Agreement evidencing an Option, the following rules shall apply upon termination of the Participant's employment with the Company and all Subsidiaries:

                  (a) Except as set forth in subsections (b), (c), and (d) below, in the event a Participant ceases to be an Employee for any reason, any Option or unexercised portion thereof granted under this Plan may be exercised, to the extent such Option would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an Employee, within three (3) months of such date (seven (7) months in the event such termination occurs after the occurrence of a Change in Control), but in no event later than the date of the expiration of the term of the Option.

                  (b) In the event of termination of employment due to the death of the Participant, each Option held by the Participant shall become exercisable in full and may be exercised at any time prior to the expiration date of the Option or within one (1) year after the date of the Participant's death, whichever period is shorter.

                  (c) In the event of termination of employment due to the Disability of the Participant, each Option held by the Participant may, to the extent exercisable at the time of such termination, be exercised at any time prior to the expiration date of the Option or within three (3) years after the date of the Participant's termination of employment, whichever period is shorter.

                  (d) In the event of termination of employment due to the retirement of the Participant on or after attaining age 55, all or a portion of each Option held by the Participant, to the extent not then exercisable, shall become exercisable in accordance with the schedule set forth below based upon one point for the Participant's attained age and one point for each year of continuous service with the Company or its Subsidiaries as of the date of retirement (including for this purpose, continuous service with an entity prior to the date such entity was acquired by the Company or an affiliate of the Company, but excluding any service prior to January 1, 1975),

                  At least 70 but less than 80 points                   50% of each unvested option shall vest
                  At least 80 but less than 90 points                   75% of each unvested option shall vest
                  At least 90 points                                   100% of each unvested option shall vest

and all Options held by the Participant to the extent then exercisable may be exercised at any time prior to the expiration date of the Option or within three
(3) years after the date of the Participant's retirement, whichever period is shorter.

                  (e) Notwithstanding anything in this Plan to the contrary, any ISO which is exercised after the expiration of three (3) months following the cessation of employment for any reason other than Disability or death or one (1) year after the date of termination of employment due to Disability or death, shall be treated as a NQSO.

         6.9 Limited Transferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

                  (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

                  (b) a trust or trusts for the exclusive benefit of such Immediate Family Members; or

                  (c) a partnership in which such Immediate Family Members are the only partners, provided that: (1) there may be no consideration for any such transfer;

                           (2) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 6.9; and

                           (3) subsequent transfers of transferred Options shall be prohibited except those in accordance with Article 8.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Article 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Section 6 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Section 6.

                                   Article 7.
                            Stock Appreciation Rights

         7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee shall designate, at the time of grant, the grant price of a Freestanding SAR which grant price shall at least equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Grant prices of SARs shall not subsequently be changed by the Committee except pursuant to Section 4.3 hereof.

         7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.3 Exercise of Freestanding SARs. Freestanding SARs granted under this
Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Unless the Award Agreement executed by the Participant expressly provides otherwise, the Freestanding SARs shall be exercisable in accordance with the following schedule:

                           Years After                        Exercisable Percentage
                           Award Date                                  of SARs

                           Less than 1                                        0%
                           1 but less than 2                                 25%
                           2 but less than 3                                 50%
                           3 but less than 4                                 75%
                           4 but less than 10                              100%

         7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten
(10) years.

         7.6 Notice of Exercise and Payment of SAR Amount. An SAR granted under this Article 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

                  (b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7 Termination of Employment. Except as set forth in Article 10 with respect to the effect of a Change in Control or except as the Committee may otherwise expressly provide in the Award Agreement evidencing the SAR, the following rules shall apply upon termination of the Participant's employment with the Company and all Subsidiaries:

                  (a) Except as set forth in subsections (b), (c), and (d) below, in the event a Participant ceases to be an Employee for any reason, any SAR or unexercised portion thereof granted under this Plan may be exercised, to the extent such SAR would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an Employee, within three (3) months of such date (seven (7) months in the event such termination occurs after the occurrence of a Change in Control), but in no event later than the date of the expiration of the term of the SAR.

                  (b) In the event of termination of employment due to the death of the Participant, each SAR held by the Participant shall become exercisable in full and may be exercised at any time prior to the expiration date of the SAR or within one (1) year after the date of the Participant's death, whichever period is shorter.

                  (c) In the event of termination of employment due to the Disability of the Participant, each SAR held by the Participant may, to the extent exercisable at the time of such termination, be exercised at any time prior to the expiration date of the SAR or within three (3) years after the date of the Participant's termination of employment, whichever period is shorter.

                  (d) In the event of termination of employment due to the retirement of the Participant on or after attaining age 55, all or a portion of each SAR held by the Participant, to the extent not then exercisable, shall become exercisable in accordance with the schedule set forth below based upon one point for the Participant's attained age and one point for each year of continuous service with the Company or its Subsidiaries as of the date of retirement (including for this purpose, continuous service with an entity prior to the date such entity was acquired by the Company or an affiliate of the Company, but excluding any service prior to January 1, 1975),

                  At least 70 but less than 80 points               50% of each unvested SAR shall vest
                  At least 80 but less than 90 points               75% of each unvested SAR shall vest
                  At least 90 points                               100% of each unvested SAR shall vest

and all SARs held by the Participant to the extent then exercisable may be exercised at any time prior to the expiration date of the SAR or within three
(3) years after the date of the Participant's retirement, whichever period is shorter.

         7.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution without the express written consent of the Committee. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   Article 8.
                             Beneficiary Designation

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company, or such other person or entity designated by the Company, during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                   Article 9.
                               Rights of Employees

         9.1      Employment.

                  (a) Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

                  (b) For purposes of this Plan, absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

         9.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                                   Article 10.
                                Change in Control

         10.1 Effect of Change in Control. Upon the occurrence of a Change in Control, any and all Options and SARs granted hereunder shall become immediately exercisable and remain exercisable until such Options and SARs expire or terminate under the provisions of this Plan

         10.2 Change in Control Not Approved by Incumbent Board. Upon the occurrence of a Change in Control not approved by the Incumbent Board, any and all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term without regard to termination of employment subsequent to such Change in Control.

                                   Article 11.
                    Amendment, Modification, and Termination

         11.1 Amendment, Modification, and Termination. The Board may at any time, and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, subject to any requirement of stockholder approval imposed by applicable law, rule or regulation.

         11.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                   Article 12.
                                   Withholding

         12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

         12.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


                                   Article 13.
                                   Successors

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.


                                   Article 14.
                               Legal Construction

         14.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.4 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         14.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

[TELLABS(R) LOGO]                                               VOTE BY INTERNET - www.proxyvote.com
C/O PROXY SERVICES                                              Use the Internet to transmit your voting instructions
P.O. BOX 9142                                                   and for electronic delivery of information up until 11:59
FARMINGDALE, NY 11735                                           P.M. Eastern Time the day before the cut-off date or
                                                                meeting date. Have your proxy card in hand when you
                                                                access the web site. You will be prompted to enter
                                                                your 12-digit Control Number which is located below
                                                                to obtain your records and to create an electronic voting
                                                                instruction form.

                                                                VOTE BY PHONE - 1-800-690-6903
                                                                Use any touch-tone telephone to transmit your voting
                                                                instructions up until 11:59 P.M. Eastern Time the day
                                                                before the cut-off date or meeting date. Have your proxy
                                                                card in hand when you call. You will be prompted to
                                                                enter your 12-digit Control Number which is located
                                                                below and then follow the simple instructions the Vote
                                                                Voice provides you.

                                                                VOTE BY MAIL -
                                                                Mark, sign, and date your proxy card and return it in the
                                                                postage-paid envelope we have provided or return it to
                                                                Tellabs, Inc., c/o ADP, 51 Mercedes Way, Edgewood,
                                                                NY 11717.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                       TELLAB          KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELLABS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" EACH OF THE LISTED PROPOSALS.
                                                FOR  WITHHOLD  FOR ALL        To withhold authority to vote mark "For All Except"
   1.  Election of three directors--            All    All     Except         and write the nominee's number on the line below

       Nominees: 01) Michael J. Birck,          [ ]    [ ]       [ ]          _____________________________________________________
       02) John J. Goossens and 03)
       Frederick A. Krehbiel

VOTE ON PROPOSAL                                                                                           FOR     AGAINST   ABSTAIN

   2.  Approval of the 2001 Stock Option Plan.                                                             [ ]       [ ]       [ ]

   3.  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

   For address changes, please check the box and indicate
   changes to the right.                                        [ ]

   NOTE: Executors, administrators, trustees and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH stockholder should sign.

   -------------------------------------------------                 ----------------------------------------------

   -------------------------------------------------                 ----------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]    Date                        Signature (Joint Owners)           Date

--------------------------------------------------------------------------------

                                     PROXY

                   4951 INDIANA AVENUE, LISLE, ILLINOIS 60532
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Tellabs, Inc., a Delaware corporation, does (do) hereby constitute and appoint Richard C. Notebaert and Carol C. Gavin, and each of them, the true and lawful attorney(s) of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of said corporation to be held at the Wyndham Hotel (formerly the Radisson Hotel), 3000 Warrenville Road, Lisle, Illinois 60532, on Tuesday, April 24, 2001, at 2:00 p.m., and at any adjournment thereof, and to vote all the shares of said corporation standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth herein.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of directors and FOR the approval of the 2001 Stock Option Plan.

(PLEASE MARK THIS PROXY, DATE AND SIGN IT ON THE REVERSE SIDE HEREOF AND RETURN IT IN THE ENCLOSED ENVELOPE.)

                (Continued and to be signed on the reverse side)